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                                                                  EXHIBIT 10.3.2

                            GUST COMPLIANCE AMENDMENT
                       GENERALLY EFFECTIVE JANUARY 1, 2001
                    TO THE HAVERTY FURNITURE COMPANIES, INC.
                                   THRIFT PLAN
                     (AS RESTATED EFFECTIVE JANUARY 1, 2001)

         This GUST COMPLIANCE AMENDMENT GENERALLY EFFECTIVE JANUARY 1, 2001 (the "Amendment") to the HAVERTY FURNITURE COMPANIES, INC. THRIFT PLAN (restated effective January 1, 2001) (the "Plan") is adopted this 29th day of January, 2003, by HAVERTY FURNITURE COMPANIES, INC., as Plan sponsor (the "Employer").

                                R E C I T A L S:

         WHEREAS, the Employer established the Plan effective January 1, 1985. The Plan was last restated effective as of January 1, 2001, for which a timely application for a favorable determination letter was submitted to the Internal Revenue Service (the "Service") on behalf of the Plan;

         WHEREAS, pursuant to its review of the Plan's application for a favorable determination letter, the Service requires that the Plan be amended to incorporate the model amendments to the Qualified Transportation Fringes pursuant to Notice 2001-37 and Section 132(f) of the Internal Revenue Code of 1986, as amended (the "Code") and other provisions applicable to GUST;

         WHEREAS, the Plan reserves to the Employer the authority to amend the Plan;

         WHEREAS, the Employer has authorized the amendment of the Plan to comply with applicable provisions of the law;

         NOW THEREFORE, in consideration of these recitals, the Employer hereby amends the Plan generally effective January 1, 2001, as follows:

                                       1.

                  Section 1.8 "Compensation" is hereby amended by replacing Subsection (b) thereof with the following:

                           (b) including amounts which are contributed by the
                  Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B),
                  403(b) or 457(b), and Employee contributions described in Code
                  Section 414(h)(2) that are treated as Employer contributions.

                                       2.

                  Section 1.25 "415 Compensation" is hereby amended by adding to the end of the 2nd paragraph thereof the following:

                  For Plan Years beginning after December 31, 2000, for purposes of this Section, the determination of "415 Compensation" shall

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                  include any amounts which are not includible in the gross
                  income of a Participant under Code Section 132(f)(4).

                                       3.

                  Section 1.26 "414(s) Compensation" is hereby amended by replacing the 2nd paragraph thereof with the following:

                           For purposes of this Section, the determination of
                  "414(s) Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

                                       4.

                  Section 1.27 "Highly Compensated Employee" is hereby amended by replacing the 1st sentence of the 6th paragraph thereof with the following:

                           For purposes of this Section, the determination of
                  "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

                                       5.

                  Section 1.33 "Key Employee" is hereby amended by replacing the last paragraph thereof with the following:

                  For purposes of this Section, the determination of "415 Compensation" shall be made by including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B), 403(b) or 457(b), and
         Employee contributions described in Code Section 414(h)(2) that are treated as Employer contributions.

                                        2

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                                       6.

                  Section 1.32(a)(1) is hereby amended by replacing the language thereof with the following:

                           (1) a non-integrated employer contribution rate of at
                  least 10% of compensation, as defined in Code Section 415(c)(3), but including amounts which are contributed by the Employer pursuant to a salary reduction agreement and which are not includible in the gross income of the Participant under Code Sections 125, 132(f)(4), 402(e)(3), 402(h)(1)(B),
                  403(b) or 457(b), and Employee contributions described in Code
                  Section 414(h)(2) that are treated as Employer contributions.

         Except as changed by this Amendment, the provisions of the Plan remain in full force and effect. The Plan may be restated to incorporate the provisions of this Amendment.

         IN WITNESS WHEREOF, the Employer has caused this Amendment to be executed on its behalf by its duly authorized officers as of the date first above written.

                                                "Employer"

Attested:      /s/ Jenny Hill Parker            By: /s/ Clarence H. Smith
          ------------------------------            ----------------------------

Title:   Vice President, Secretary &            Title: President and Chief
         Treasurer                                     Executive Officer